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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Risk Factors" and "Experts" and to the use of our report dated March 2, 2001, in the Registration Statement (Form SB-2) and related Prospectus of MigraTEC, Inc. dated December 19, 2001 for the registration of 68,225,485 shares of its common stock.

                                                      /s/ Ernst & Young LLP
                                                      ----------------------
                                                      Ernst & Young LLP



Dallas, Texas
December 14, 2001